UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2020

Independence Realty Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36041	26-4567130
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1835 Market Street, Suite 2601

Philadelphia, Pennsylvania, 19103

(Address of Principal Executive Office) (Zip Code)

(267) 270-4800

(Registrant’s telephone number, including area code)

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	IRT	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 13, 2020, Independence Realty Trust, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders.  At the meeting, the stockholders voted on: (1) the election of six directors, each to serve for a term expiring at the 2021 annual meeting of stockholders and until his or her successor is duly elected and qualified, (2) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the calendar year ending December 31, 2020, (3) an advisory, non-binding resolution on the Company’s executive compensation and (4) an advisory, non-binding resolution on the frequency of future advisory votes on the Company’s executive compensation.  The tables below show the voting results.

Proposal 1: Election of Six Directors.

Trustee	Votes For	Votes Against	Abstentions	Broker
				Non-Votes
Scott F. Schaeffer	70,254,646	1,299,110	405,376	10,853,669
William C. Dunkelberg, Ph.D.	71,413,899	137,222	408,011	10,853,669
Richard D. Gebert	70,357,075	1,190,291	411,766	10,853,669
Melinda H. McClure	69,818,151	1,734,281	406,700	10,853,669
Mack D. Pridgen III	71,404,761	144,346	410,025	10,853,669
DeForest B. Soaries, Jr., D.Min.	70,255,004	1,292,373	411,755	10,853,669

Proposal 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,352,296	426,730	33,775	0

Proposal 3: Advisory, non-binding resolution on the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,815,355	935,250	208,527	10,853,669

Proposal 4: Advisory, non-binding resolution on the frequency for future advisory votes on executive compensation.

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
70,644,884	262,834	883,435	167,929	10,853,669

The Company has considered the stockholder vote regarding the frequency of stockholder advisory votes on the Company’s executive compensation and intends to hold an advisory vote on the Company’s executive compensation every year until the next vote on frequency, which will be no later than the Company’s Annual Meeting of Stockholders in 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independence Realty Trust, Inc.

May 13, 2020	By:	/s/ James J. Sebra
	Name:	James J. Sebra
	Title:	Chief Financial Officer and Treasurer